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                                                                  EXHIBIT 4.(ix)


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL (i) THEY ARE SO REGISTERED OR, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT PERMITS SUCH SALE OR TRANSFER, OR (iii) UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER UNDER ANY OTHER EXEMPTION UNDER THE ACT, PROVIDED THAT THE HOLDER OF THIS WARRANT OR SHARES OF COMMON STOCK ISSUABLE HEREUNDER DELIVERS TO THE COMPANY AN OPINION OF HOLDER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                       WARRANT TO PURCHASE COMMON STOCK OF
                      NEVADA MANHATTAN MINING INCORPORATED

         THIS CERTIFIES that, for value received, Alan Zazoff, (herein called "Holder") is entitled to subscribe for and purchase from Nevada Manhattan Mining Incorporated (herein called the "Company") a corporation organized and existing under the laws of the State of Nevada, at the price of $6.75 per share, (the "Warrant Exercise Price") (subject to adjustment as set forth in paragraph 3 below) at any time up to and including July 1, 2002, 20,000 fully paid and nonassessable shares of the Company's Common Stock, no par value. This warrant is issued in accordance with the Subscription Agreement dated as of July 7, 1997 (the "Agreement") between the Company and Mary Park Properties, and is subject in all respects to the relevant provisions of the Agreement.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) at the principal office of the Company at 5038 Parkway Calabasas, Suite 100, Calabasas, California 91302 (or such office or agency of the Company as it may from time to time reasonably designate) at any time within the aforementioned period, and by payment to the Company by certified check or bank draft of the Warrant Exercise Price for such shares. The Holder may also exercise this Warrant in whole or in part in a "cashless" or "net-issue" exercise. In the latter event, the Holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the Holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the Holder. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price (as defined below). The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. As an example of the foregoing, if the Warrant Exercise Price

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is $5.00 per share, the Current market Price is $10.00 per share, and the
Warrant were exercised for 1,000 shares, the Company would deliver 500 shares of the Company's Common Stock to the Holder and the Warrant would be surrendered for exercise with respect to the remaining 500 shares in payment of the $5,000 Aggregate Warrant Exercise Price. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent). The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph and this paragraph 1, certificates for the shares of stock so purchased shall be delivered to the Holder within four business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant shall not then have been exercised or surrendered shall also be delivered to the Holder hereof within two business days.

         2.       SHARES TO BE FULLY PAID: RESERVATION OF SHARES.

                  The Company covenants and agrees:

                  (i) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable and free from all preemptive rights, and taxes, lien and charges with respect to the issuance thereof;

                  (ii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issuance upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

                  (iii) That the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or market upon which any capital stock of the Company may be listed or traded;

                  (iv) That the Company will not take any action if the total number of shares of Common Stock issuable after such action and upon exercise of all warrants and other rights to purchase or acquire Common Stock, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof,

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                           the Company will take or refrain from taking any
                           action referred to in clauses (i) through (iv) of this paragraph 2 as though such clauses applied to such other shares or securities then issuable upon the exercise hereof;

                  (v) The Company has all requisite corporate power and authority to execute and deliver this Warrant; the execution and delivery of this Warrant have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Warrant; this Warrant has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (vi) No order, permit, consent, approval, license, authorization or validation of, and no registration or filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery of performance of this Warrant or the consummation by the Company of the transactions contemplated hereby and;

                  (vii) Neither the execution, delivery nor compliance by the Company with any of the provisions hereof will (a) violate, conflict with or result in any breach of any provision of the Company's charter documents, (b) result in a violation or breach or termination of, or constitute a default under or conflict with any provision of, any note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is subject, or (c) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject.

         3. ADJUSTMENT OF SHARES ISSUABLE OR WARRANT EXERCISE

         The above provisions are subject to the following:

         If the Company shall pay a dividend or make a distribution in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities or any assets of the Company or of another entity, the number of shares of Common Stock or other securities the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities or assets which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event, and the Warrant Exercise Price per share shall be correspondingly

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adjusted. The Warrant Exercise Price shall also be adjusted in accordance with the Special Instructions contained within the Subscription Agreements. An adjustment made pursuant to this Section 3 shall become effective immediately after the record date in the case of a stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock as if such Holder had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such subscription rights offering. If the Company is consolidated or merged with or into another corporation or entity or if all or substantially all of its assets are conveyed to another corporation or entity this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant in full immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

         The Company shall not effect any such consolidation, merger or conveyance, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such transaction and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

         4. NOTICE OF ADJUSTMENT.

         Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

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         5. OTHER NOTICES.

         In case at any time:

         1. The Company shall declare any cash dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock;

         2. The Company shall offer for subscription to the Holders of any of its Common Stock any additional shares of Common Stock of any class or other rights;

         3. There shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with the sale of all or substantially all of its assets to another corporation or entity; or

         4. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         Then in any one or more of said cases the Company shall give by first class mail postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17(i) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization or reclassification, consolidation, merger or sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify in the case of any such dividend, distribution or subscription rights the date on which the holders of Common Stock shall be entitled thereto and a notice required by (ii) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger or sale, dissolution, liquidation or winding up as the case may be.

         6. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than of the Holder of the Warrant exercised.

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         7. CLOSING OF BOOKS.

        The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any matter which interferes with a timely exercise of this Warrant. The Company will not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         8. NO VOTING RIGHTS.

        This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

         9. REGISTRATION AND TRANSFER OF SECURITIES; DEFINITIONS.

        "Holder" means Alan Zazoff and its successors, representatives and assigns. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder.

         "Company" means Nevada Manhattan Mining Incorporated and its successors and assigns.

        "Registration", "register" and like words mean compliance with all of the federal and state laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of the securities by way of a public offering or distribution.

        "Security", or "securities" means the shares of stock of all classes, type and series, and all rights however evidenced or contained, to which the Holder shall be entitled upon the exercise of this Warrant.

         10. TRANSFERS.

        Prior to any transfer or attempted transfer of any securities (except a transfer by a Holder to an affiliate, subsidiary, employee or shareholder of the Holder), the Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Holder will not transfer or dispose of this Warrant and will not sell or transfer any securities except pursuant to (i) an effective registration statement under the Act; (ii) Rule 144, Rule 144A or any successor rule under the Act permitting such sale or transfer; or (iii) any other exemption under the Act provided that the Holder delivers an opinion of Holder's counsel reasonably satisfactory to counsel to the Company that an exemption from registration under the Act is available. Each certificate evidencing the securities issued upon such transfer shall bear the restrictive legend set forth on the first page of this Warrant modified to delete references to the Warrant, if appropriate, unless

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in the reasonable opinion of Holder's counsel such legend is not required in order to insure compliance with the Act.

         11. REGISTRATION.

         (a) The Company shall comply with its obligation to register this Warrant and the Common Stock issuable upon exercise thereof as set forth in paragraph 1 of this Agreement;

         (b) Each time the Company shall propose the registration under the Act of any securities of the Company, the Company shall give written notice (the "Company Notice") of such proposed registration to the Holder. The Company will include in any such Registration Statement any securities (or portion thereof) of any Holder who 15 days after the mailing of a Company Notice shall request inclusion. Upon receipt of such notice (a "Holder Notice") from a Holder, the Company will (i) as expeditiously as possible but in any event within 60 days of any request hereunder file a Registration Statement on such form as the Company shall deem appropriate; (ii) cause such Registration Statement to be declared effective and keep it effective as long as required to allow the Holder to effect the disposition of the securities registered and thereafter as long as required by the Act; (iii) notify the Holder immediately after it shall receive notice thereof, of the time when such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed; (iv) notify the Holder immediately of any request by the Securities and Exchange Commission (hereinafter referred to as the "Commission") for the amending or supplementing of such Registration Statement or prospectus; (v) prepare and immediately file with the Commission and immediately notify the Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the security is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (vi) in case the Holder or any underwriter for the Holder is required to deliver a prospectus, at a time when the prospectus then in effect may no longer comply with the requirements of the Act, prepare promptly upon request of the Holder such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
                  Section 10 of the Act; (vii) not file any amendment or supplement to the Registration Statement or prospectus to which the Holder shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (viii) advise the Holder immediately after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission

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                  suspending the effectiveness of any such Registration
                  Statement or of the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (ix) qualify the security for transfer under the securities laws of such states as may be designated by the Company; (x) furnish to the Holder as soon as available copies of any such Registration Statement and each preliminary or final prospectus, or supplement required to be prepared pursuant to this Paragraph 11, all in such quantities as the Holder may from time to time reasonably request; and (xi) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than 30 days after the end of any 12-month period commencing at the end of any fiscal quarter in which securities are sold to underwriters in an underwritten offering or if not sold to underwriters in an underwritten offering beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement. The Company shall have no obligation to register securities of a Holder if, at the time of such request the securities may be sold pursuant to Rule 144 under the Act.

        The Company will pay the costs and expenses incident to the performance of its obligations under this Paragraph 11, including the fees and expenses of its counsel, the fees and expenses of its accountants and all other costs and expenses incident to the preparations, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel to the Company), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the security to any underwriter or underwriters, but not any underwriting commissions or discounts charged to the Holder in connection with the registration of securities.

         12. INDEMNIFICATION.

         The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Act, any preliminary prospectus or prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each

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such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, expense or liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omissions made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

        Each Holder will indemnify and hold harmless the Company, each of its Directors, each of its Officers who have signed said Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such Director, Officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus or prospectus, or amendment or amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such Director, Officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. It shall be a condition of the Company under Paragraphs 11 and 12 hereof that the Holder confirm to the Company in writing, prior to the effective date of any Registration Statement in which are included securities of such Holder, the agreement of such Holder as set forth in the previous sentence.

        Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of such claim or action, but the omissions to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses; (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such indemnified party; or (c) in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that such indemnified party elects to employ separate counsel at

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the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party.)

         13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT.

         The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of the shares of Common Stock issuable upon exercise of this Warrant contained herein shall survive the exercise of this Warrant.

         14. DESCRIPTIVE READINGS AND GOVERNING LAW.

         The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of New York and the rights of the Holder shall be governed by the laws of such state.

         15. RULE 144.

         The Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities without registration under the Act within the limitation of the conditions provided by (a) Rule 144 and 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         16. ARBITRATION.

         Any controversies, claims or dispute arising out of or under this Warrant or the obligations of the parties hereunder shall be resolved by binding arbitration to be held in New York, New York, under the auspices and subject to the rules than pertaining of the American Arbitration Association. The provisions of the applicable Code of Civil Procedure of the State of New York shall be applicable to any arbitration proceeding conducted in accordance with the terms hereof. The arbitrators shall apply New York and federal law in such arbitration and shall have the power to grant injunctive relief. Any decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         17. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered either by hand or by messenger, addressed: (a) if to the Company, to the principal offices of the Company in California to the attention of its president; (b) if to the Holder, to c/o Zazoff Associates, 116 Littleton Road, Parsippany, New Jersey 07054: or to such other address as the Holder shall have furnished to the

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Company. All such notices or communications shall be deemed given when actually delivered by hand or messenger or, if mailed, three days after deposit in the U.S. Mail.

         18. SUCCESSORS AND ASSIGNS.

         All covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective successors and assigns.

         19. DAMAGES.

         Without limiting in any way any of the rights the Holder may otherwise have at law or in equity, for damages or otherwise, the Company hereby agrees to indemnify and hold harmless the Holder from and against any loss or expense that may be incurred or suffered by the Holder which arises from any of the following: (i) any registration statement under Paragraph 11(a) is not filed with the Commission on or before the time required in the Agreement and Paragraph 11(a); or (ii) the Company is not able for any reason within its control (A) to cause a registration statement under this Agreement and Paragraph 11(a) to be declared effective by the Commission within the time required by the Agreement and to remain effective until completion of the offering; or (B) to cause the securities to be qualified or registered for sale in all appropriate jurisdictions as provided in Paragraph 11(a) and to remain so qualified or registered thereafter during the applicable period under applicable law.

         20. NO INCONSISTENT AGREEMENTS.

         The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

         21. SEVERABILITY.

         In the event than any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         22. ENTIRE AGREEMENT.

         This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof.

         23. AMENDMENT.

         Any provision of this Warrant may be amended, waived or modified by a writing signed by the Company and the Holder.



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
         24. CONFIDENTIALITY.

         The parties hereto agree that the existence of this Warrant, and the terms hereof, shall be held in the strictest confidence and shall not be disclosed to any third party unless (a) such disclosure is required by law, or
(b) such disclosure is agreed upon in writing by the Holder and the Company.

                                    NEVADA MANHATTAN MINING INCORPORATED


                                    BY:  /s/  JEFFREY S. KRAMER
                                      -----------------------------------------
                                      JEFFREY S. KRAMER, SENIOR VICE PRESIDENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL (i) THEY ARE SO REGISTERED OR, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT PERMITS SUCH SALE OR TRANSFER, OR (iii) UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER UNDER ANY OTHER EXEMPTION UNDER THE ACT, PROVIDED THAT THE HOLDER OF THIS WARRANT OR SHARES OF COMMON STOCK ISSUABLE HEREUNDER DELIVERS TO THE COMPANY AN OPINION OF HOLDER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                       WARRANT TO PURCHASE COMMON STOCK OF
                      NEVADA MANHATTAN MINING INCORPORATED

         THIS CERTIFIES that, for value received, Alan Zazoff, (herein called "Holder") is entitled to subscribe for and purchase from Nevada Manhattan Mining Incorporated (herein called the "Company") a corporation organized and existing under the laws of the State of Nevada, at the price of $6.75 per share, (the "Warrant Exercise Price") (subject to adjustment as set forth in paragraph 3 below) at any time up to and including July 1, 2002, 25,000 fully paid and nonassessable shares of the Company's Common Stock, no par value. This warrant is issued in accordance with the Subscription Agreement dated as of July 7, 1997 (the "Agreement") between the Company and Austat Anstalt Schaan, a corporation of Liechtensten, and is subject in all respects to the relevant provisions of the Agreement.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) at the principal office of the Company at 5038 Parkway Calabasas, Suite 100, Calabasas, California 91302 (or such office or agency of the Company as it may from time to time reasonably designate) at any time within the aforementioned period, and by payment to the Company by certified check or bank draft of the Warrant Exercise Price for such shares. The Holder may also exercise this Warrant in whole or in part in a "cashless" or "net-issue" exercise. In the latter event, the Holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the Holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the Holder. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price (as defined below). The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. As an example of the foregoing, if the Warrant Exercise Price is $5.00 per share, the Current market Price is $10.00 per share, and the Warrant were exercised for 1,000 shares, the Company would deliver 500 shares of the Company's Common Stock to the Holder and the Warrant would be surrendered for exercise with respect to the remaining 500 shares in payment of the $5,000 Aggregate Warrant Exercise Price. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent). The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph and this paragraph 1, certificates for the shares of stock so purchased shall be delivered to the Holder within four business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant shall not then have been exercised or surrendered shall also be delivered to the Holder hereof within two business days.

         2.       SHARES TO BE FULLY PAID: RESERVATION OF SHARES.

                  The Company covenants and agrees:

                  (i) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable and free from all preemptive rights, and taxes, lien and charges with respect to the issuance thereof;

                  (ii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issuance upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

                  (iii) That the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or market upon which any capital stock of the Company may be listed or traded;

                  (iv) That the Company will not take any action if the total number of shares of Common Stock issuable after such action and upon exercise of all warrants and other rights to purchase or acquire Common Stock, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (i) through (iv) of this paragraph 2 as though such clauses applied to such other shares or securities then issuable upon the exercise hereof;

                  (v) The Company has all requisite corporate power and authority to execute and deliver this Warrant; the execution and delivery of this Warrant have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Warrant; this Warrant has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (vi) No order, permit, consent, approval, license, authorization or validation of, and no registration or filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery of performance of this Warrant or the consummation by the Company of the transactions contemplated hereby and;

                  (vii) Neither the execution, delivery nor compliance by the Company with any of the provisions hereof will (a) violate, conflict with or result in any breach of any provision of the Company's charter documents, (b) result in a violation or breach or termination of, or constitute a default under or conflict with any provision of, any note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is subject, or (c) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject.

         3. ADJUSTMENT OF SHARES ISSUABLE OR WARRANT EXERCISE

         The above provisions are subject to the following:

         If the Company shall pay a dividend or make a distribution in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities or any assets of the Company or of another entity, the number of shares of Common Stock or other securities the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities or assets which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event, and the Warrant Exercise Price per share shall be correspondingly adjusted. The Warrant Exercise Price shall also be adjusted in accordance with the Special Instructions contained within the Subscription Agreements. An adjustment made pursuant to this Section 3 shall become effective immediately after the record date in the case of a stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock as if such Holder had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such subscription rights offering. If the Company is consolidated or merged with or into another corporation or entity or if all or substantially all of its assets are conveyed to another corporation or entity this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant in full immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

         The Company shall not effect any such consolidation, merger or conveyance, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such transaction and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

         4. NOTICE OF ADJUSTMENT.

         Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. OTHER NOTICES.

         In case at any time:

         1. The Company shall declare any cash dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock;

         2. The Company shall offer for subscription to the Holders of any of its Common Stock any additional shares of Common Stock of any class or other rights;

         3. There shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with the sale of all or substantially all of its assets to another corporation or entity; or

         4. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         Then in any one or more of said cases the Company shall give by first class mail postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17(i) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization or reclassification, consolidation, merger or sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify in the case of any such dividend, distribution or subscription rights the date on which the holders of Common Stock shall be entitled thereto and a notice required by (ii) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger or sale, dissolution, liquidation or winding up as the case may be.

         6. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than of the Holder of the Warrant exercised.

         7. CLOSING OF BOOKS.

        The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any matter which interferes with a timely exercise of this Warrant. The Company will not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         8. NO VOTING RIGHTS.

        This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

         9. REGISTRATION AND TRANSFER OF SECURITIES; DEFINITIONS.

        "Holder" means Alan Zazoff and its successors, representatives and assigns. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder.

         "Company" means Nevada Manhattan Mining Incorporated and its successors and assigns.

        "Registration", "register" and like words mean compliance with all of the federal and state laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of the securities by way of a public offering or distribution.

        "Security", or "securities" means the shares of stock of all classes, type and series, and all rights however evidenced or contained, to which the Holder shall be entitled upon the exercise of this Warrant.

         10. TRANSFERS.

         Prior to any transfer or attempted transfer of any securities (except a transfer by a Holder to an affiliate, subsidiary, employee or shareholder of the Holder), the Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Holder will not transfer or dispose of this Warrant and will not sell or transfer any securities except pursuant to (i) an effective registration statement under the Act; (ii) Rule 144, Rule 144A or any successor rule under the Act permitting such sale or transfer, or (iii) any other exemption under the Act provided that the Holder delivers an opinion of Holder's counsel reasonably satisfactory to counsel to the Company that an exemption from registration under the Act is available. Each certificate evidencing the securities issued upon such transfer shall bear the restrictive legend set forth on the first page of this Warrant modified to delete references to the Warrant, if appropriate, unless in the reasonable opinion of Holder's counsel such legend is not required in order to insure compliance with the Act.

         11. REGISTRATION.

         (a) The Company shall comply with its obligation to register this Warrant and the Common Stock issuable upon exercise thereof as set forth in paragraph 1 of this Agreement;

         (b) Each time the Company shall propose the registration under the Act of any securities of the Company, the Company shall give written notice (the "Company Notice") of such proposed registration to the Holder. The Company will include in any such Registration Statement any securities (or portion thereof) of any Holder who 15 days after the mailing of a Company Notice shall request inclusion. Upon receipt of such notice (a "Holder Notice") from a Holder, the Company will (i) as expeditiously as possible but in any event within 60 days of any request hereunder file a Registration Statement on such form as the Company shall deem appropriate; (ii) cause such Registration Statement to be declared effective and keep it effective as long as required to allow the Holder to effect the disposition of the securities registered and thereafter as long as required by the Act; (iii) notify the Holder immediately after it shall receive notice thereof, of the time when such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed; (iv) notify the Holder immediately of any request by the Securities and Exchange Commission (hereinafter referred to as the "Commission") for the amending or supplementing of such Registration Statement or prospectus; (v) prepare and immediately file with the Commission and immediately notify the Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the security is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (vi) in case the Holder or any underwriter for the Holder is required to deliver a prospectus, at a time when the prospectus then in effect may no longer comply with the requirements of the Act, prepare promptly upon request of the Holder such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
                  Section 10 of the Act; (vii) not file any amendment or supplement to the Registration Statement or prospectus to which the Holder shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (viii) advise the Holder immediately after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or of the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (ix) qualify the security for transfer under the securities laws of such states as may be designated by the Company; (x) furnish to the Holder as soon as available copies of any such Registration Statement and each preliminary or final prospectus, or supplement required to be prepared pursuant to this Paragraph 11, all in such quantities as the Holder may from time to time reasonably request; and (xi) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than 30 days after the end of any 12-month period commencing at the end of any fiscal quarter in which securities are sold to underwriters in an underwritten offering or if not sold to underwriters in an underwritten offering beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement. The Company shall have no obligation to register securities of a Holder if, at the time of such request the securities may be sold pursuant to Rule 144 under the Act.

        The Company will pay the costs and expenses incident to the performance of its obligations under this Paragraph 11, including the fees and expenses of its counsel, the fees and expenses of its accountants and all other costs and expenses incident to the preparations, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel to the Company), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the security to any underwriter or underwriters, but not any underwriting commissions or discounts charged to the Holder in connection with the registration of securities.

         12. INDEMNIFICATION.

         The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Act, any preliminary prospectus or prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, expense or liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omissions made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

        Each Holder will indemnify and hold harmless the Company, each of its Directors, each of its Officers who have signed said Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such Director, Officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus or prospectus, or amendment or amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such Director, Officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. It shall be a condition of the Company under Paragraphs 11 and 12 hereof that the Holder confirm to the Company in writing, prior to the effective date of any Registration Statement in which are included securities of such Holder, the agreement of such Holder as set forth in the previous sentence.

        Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of such claim or action, but the omissions to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses; (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such indemnified party; or (c) in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party.)

         13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT.

         The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of the shares of Common Stock issuable upon exercise of this Warrant contained herein shall survive the exercise of this Warrant.

         14. DESCRIPTIVE READINGS AND GOVERNING LAW.

         The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of New York and the rights of the Holder shall be governed by the laws of such state.

         15. RULE 144.

         The Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities without registration under the Act within the limitation of the conditions provided by (a) Rule 144 and 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         16. ARBITRATION.

         Any controversies, claims or dispute arising out of or under this Warrant or the obligations of the parties hereunder shall be resolved by binding arbitration to be held in New York, New York, under the auspices and subject to the rules than pertaining of the American Arbitration Association. The provisions of the applicable Code of Civil Procedure of the State of New York shall be applicable to any arbitration proceeding conducted in accordance with the terms hereof. The arbitrators shall apply New York and federal law in such arbitration and shall have the power to grant injunctive relief. Any decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         17. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered either by hand or by messenger, addressed: (a) if to the Company, to the principal offices of the Company in California to the attention of its president; (b) if to the Holder, to c/o Zazoff Associates, 116 Littleton Road, Parsippany, New Jersey 07054; or to such other address as the Holder shall have furnished to the

Company. All such notices or communications shall be deemed given when actually delivered by hand or messenger or, if mailed, three days after deposit in the U.S. Mail.

         18. SUCCESSORS AND ASSIGNS.

         All covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective successors and assigns.

         19. DAMAGES.

         Without limiting in any way any of the rights the Holder may otherwise have at law or in equity, for damages or otherwise, the Company hereby agrees to indemnify and hold harmless the Holder from and against any loss or expense that may be incurred or suffered by the Holder which arises from any of the following: (i) any registration statement under Paragraph 11(a) is not filed with the Commission on or before the time required in the Agreement and Paragraph 11(a); or (ii) the Company is not able for any reason within its control (A) to cause a registration statement under this Agreement and Paragraph 11(a) to be declared effective by the Commission within the time required by the Agreement and to remain effective until completion of the offering; or (B) to cause the securities to be qualified or registered for sale in all appropriate jurisdictions as provided in Paragraph 11(a) and to remain so qualified or registered thereafter during the applicable period under applicable law.

         20. NO INCONSISTENT AGREEMENTS.

         The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

         21. SEVERABILITY.

         In the event than any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         22. ENTIRE AGREEMENT.

         This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof.

         23. AMENDMENT.

         Any provision of this Warrant may be amended, waived or modified by a writing signed by the Company and the Holder.

         24. CONFIDENTIALITY.

         The parties hereto agree that the existence of this Warrant, and the terms hereof, shall be held in the strictest confidence and shall not be disclosed to any third party unless (a) such disclosure is required by law, or
(b) such disclosure is agreed upon in writing by the Holder and the Company.

                                    NEVADA MANHATTAN MINING INCORPORATED


                                    BY:  /s/  JEFFREY S. KRAMER
                                      -----------------------------------------
                                      JEFFREY S. KRAMER, SENIOR VICE PRESIDENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL (i) THEY ARE SO REGISTERED OR, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT PERMITS SUCH SALE OR TRANSFER, OR (iii) UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER UNDER ANY OTHER EXEMPTION UNDER THE ACT, PROVIDED THAT THE HOLDER OF THIS WARRANT OR SHARES OF COMMON STOCK ISSUABLE HEREUNDER DELIVERS TO THE COMPANY AN OPINION OF HOLDER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                       WARRANT TO PURCHASE COMMON STOCK OF
                      NEVADA MANHATTAN MINING INCORPORATED

         THIS CERTIFIES that, for value received, Alan Zazoff, (herein called "Holder") is entitled to subscribe for and purchase from Nevada Manhattan Mining Incorporated (herein called the "Company") a corporation organized and existing under the laws of the State of Nevada, at the price of $6.75 per share, (the "Warrant Exercise Price") (subject to adjustment as set forth in paragraph 3 below) at any time up to and including July 1, 2002, 25,000 fully paid and nonassessable shares of the Company's Common Stock, no par value. This warrant is issued in accordance with the Subscription Agreement dated as of July 7, 1997 (the "Agreement") between the Company and UFH Endowment, Ltd., and is subject in all respects to the relevant provisions of the Agreement.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) at the principal office of the Company at 5038 Parkway Calabasas, Suite 100, Calabasas, California 91302 (or such office or agency of the Company as it may from time to time reasonably designate) at any time within the aforementioned period, and by payment to the Company by certified check or bank draft of the Warrant Exercise Price for such shares. The Holder may also exercise this Warrant in whole or in part in a "cashless" or "net-issue" exercise. In the latter event, the Holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the Holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the Holder. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price (as defined below). The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. As an example of the foregoing, if the Warrant Exercise Price is $5.00 per share, the Current market Price is $10.00 per share, and the Warrant were exercised for 1,000 shares, the Company would deliver 500 shares of the Company's Common Stock to the Holder and the Warrant would be surrendered for exercise with respect to the remaining 500 shares in payment of the $5,000 Aggregate Warrant Exercise Price. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent). The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph and this paragraph 1, certificates for the shares of stock so purchased shall be delivered to the Holder within four business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant shall not then have been exercised or surrendered shall also be delivered to the Holder hereof within two business days.

         2.       SHARES TO BE FULLY PAID: RESERVATION OF SHARES.

                  The Company covenants and agrees:

                  (i) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable and free from all preemptive rights, and taxes, lien and charges with respect to the issuance thereof;

                  (ii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issuance upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

                  (iii) That the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or market upon which any capital stock of the Company may be listed or traded;

                  (iv) That the Company will not take any action if the total number of shares of Common Stock issuable after such action and upon exercise of all warrants and other rights to purchase or acquire Common Stock, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (i) through (iv) of this paragraph 2 as though such clauses applied to such other shares or securities then issuable upon the exercise hereof;

                  (v) The Company has all requisite corporate power and authority to execute and deliver this Warrant; the execution and delivery of this Warrant have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Warrant; this Warrant has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (vi) No order, permit, consent, approval, license, authorization or validation of, and no registration or filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery of performance of this Warrant or the consummation by the Company of the transactions contemplated hereby and;

                  (vii) Neither the execution, delivery nor compliance by the Company with any of the provisions hereof will (a) violate, conflict with or result in any breach of any provision of the Company's charter documents, (b) result in a violation or breach or termination of, or constitute a default under or conflict with any provision of, any note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is subject, or (c) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject.

         3. ADJUSTMENT OF SHARES ISSUABLE OR WARRANT EXERCISE

         The above provisions are subject to the following:

         If the Company shall pay a dividend or make a distribution in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities or any assets of the Company or of another entity, the number of shares of Common Stock or other securities the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities or assets which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event, and the Warrant Exercise Price per share shall be correspondingly adjusted. The Warrant Exercise Price shall also be adjusted in accordance with the Special Instructions contained within the Subscription Agreements. An adjustment made pursuant to this Section 3 shall become effective immediately after the record date in the case of a stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock as if such Holder had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such subscription rights offering. If the Company is consolidated or merged with or into another corporation or entity or if all or substantially all of its assets are conveyed to another corporation or entity this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant in full immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

         The Company shall not effect any such consolidation, merger or conveyance, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such transaction and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

         4. NOTICE OF ADJUSTMENT.

         Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. OTHER NOTICES.

         In case at any time:

         1. The Company shall declare any cash dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock;

         2. The Company shall offer for subscription to the Holders of any of its Common Stock any additional shares of Common Stock of any class or other rights;

         3. There shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with the sale of all or substantially all of its assets to another corporation or entity; or

         4. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         Then in any one or more of said cases the Company shall give by first class mail postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17(i) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization or reclassification, consolidation, merger or sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify in the case of any such dividend, distribution or subscription rights the date on which the holders of Common Stock shall be entitled thereto and a notice required by (ii) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger or sale, dissolution, liquidation or winding up as the case may be.

         6. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than of the Holder of the Warrant exercised.

         7. CLOSING OF BOOKS.

        The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any matter which interferes with a timely exercise of this Warrant. The Company will not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         8. NO VOTING RIGHTS.

        This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

         9. REGISTRATION AND TRANSFER OF SECURITIES; DEFINITIONS.

        "Holder" means Alan Zazoff and its successors, representatives and assigns. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder.

         "Company" means Nevada Manhattan Mining Incorporated and its successors and assigns.

        "Registration", "register" and like words mean compliance with all of the federal and state laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of the securities by way of a public offering or distribution.

        "Security", or "securities" means the shares of stock of all classes, type and series, and all rights however evidenced or contained, to which the Holder shall be entitled upon the exercise of this Warrant.

         10. TRANSFERS.

        Prior to any transfer or attempted transfer of any securities (except a transfer by a Holder to an affiliate, subsidiary, employee or shareholder of the Holder), the Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Holder will not transfer or dispose of this Warrant and will not sell or transfer any securities except pursuant to (i) an effective registration statement under the Act; (ii) Rule 144, Rule 144A or any successor rule under the Act permitting such sale or transfer; or (iii) any other exemption under the Act provided that the Holder delivers an opinion of Holder's counsel reasonably satisfactory to counsel to the Company that an exemption from registration under the Act is available. Each certificate evidencing the securities issued upon such transfer shall bear the restrictive legend set forth on the first page of this Warrant modified to delete references to the Warrant, if appropriate, unless in the reasonable opinion of Holder's counsel such legend is not required in order to insure compliance with the Act.

         11. REGISTRATION.

         (a) The Company shall comply with its obligation to register this Warrant and the Common Stock issuable upon exercise thereof as set forth in paragraph 1 of this Agreement;

         (b) Each time the Company shall propose the registration under the Act of any securities of the Company, the Company shall give written notice (the "Company Notice") of such proposed registration to the Holder. The Company will include in any such Registration Statement any securities (or portion thereof) of any Holder who 15 days after the mailing of a Company Notice shall request inclusion. Upon receipt of such notice (a "Holder Notice") from a Holder, the Company will (i) as expeditiously as possible but in any event within 60 days of any request hereunder file a Registration Statement on such form as the Company shall deem appropriate; (ii) cause such Registration Statement to be declared effective and keep it effective as long as required to allow the Holder to effect the disposition of the securities registered and thereafter as long as required by the Act; (iii) notify the Holder immediately after it shall receive notice thereof, of the time when such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed; (iv) notify the Holder immediately of any request by the Securities and Exchange Commission (hereinafter referred to as the "Commission") for the amending or supplementing of such Registration Statement or prospectus; (v) prepare and immediately file with the Commission and immediately notify the Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the security is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (vi) in case the Holder or any underwriter for the Holder is required to deliver a prospectus, at a time when the prospectus then in effect may no longer comply with the requirements of the Act, prepare promptly upon request of the Holder such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
                  Section 10 of the Act; (vii) not file any amendment or supplement to the Registration Statement or prospectus to which the Holder shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (viii) advise the Holder immediately after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or of the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (ix) qualify the security for transfer under the securities laws of such states as may be designated by the Company; (x) furnish to the Holder as soon as available copies of any such Registration Statement and each preliminary or final prospectus, or supplement required to be prepared pursuant to this Paragraph 11, all in such quantities as the Holder may from time to time reasonably request; and (xi) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than 30 days after the end of any 12-month period commencing at the end of any fiscal quarter in which securities are sold to underwriters in an underwritten offering or if not sold to underwriters in an underwritten offering beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement. The Company shall have no obligation to register securities of a Holder if, at the time of such request the securities may be sold pursuant to Rule 144 under the Act.

        The Company will pay the costs and expenses incident to the performance of its obligations under this Paragraph 11, including the fees and expenses of its counsel, the fees and expenses of its accountants and all other costs and expenses incident to the preparations, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel to the Company), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the security to any underwriter or underwriters, but not any underwriting commissions or discounts charged to the Holder in connection with the registration of securities.

         12. INDEMNIFICATION.

         The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Act, any preliminary prospectus or prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, expense or liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omissions made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

         Each Holder will indemnify and hold harmless the Company, each of its Directors, each of its Officers who have signed said Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such Director, Officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus or prospectus, or amendment or amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such Director, Officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. It shall be a condition of the Company under Paragraphs 11 and 12 hereof that the Holder confirm to the Company in writing, prior to the effective date of any Registration Statement in which are included securities of such Holder, the agreement of such Holder as set forth in the previous sentence.

        Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of such claim or action, but the omissions to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses; (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such indemnified party; or (c) in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party.)

         13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT.

         The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of the shares of Common Stock issuable upon exercise of this Warrant contained herein shall survive the exercise of this Warrant.

         14. DESCRIPTIVE READINGS AND GOVERNING LAW.

         The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of New York and the rights of the Holder shall be governed by the laws of such state.

         15. RULE 144.

         The Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities without registration under the Act within the limitation of the conditions provided by (a) Rule 144 and 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         16. ARBITRATION.

         Any controversies, claims or dispute arising out of or under this Warrant or the obligations of the parties hereunder shall be resolved by binding arbitration to be held in New York, New York under the auspices and subject to the rules than pertaining of the American Arbitration Association. The provisions of the applicable Code of Civil Procedure of the State of New York shall be applicable to any arbitration proceeding conducted in accordance with the terms hereof. The arbitrators shall apply New York and federal law in such arbitration and shall have the power to grant injunctive relief. Any decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         17. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered either by hand or by messenger, addressed: (a) if to the Company, to the principal offices of the Company in California to the attention of its president; (b) if to the Holder, to c/o Zazoff Associates, 116 Littleton Road, Parsippany, New Jersey 07054; or to such other address as the Holder shall have furnished to the

Company. All such notices or communications shall be deemed given when actually delivered by hand or messenger or, if mailed, three days after deposit in the U.S. Mail.

         18. SUCCESSORS AND ASSIGNS.

         All covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective successors and assigns.

         19. DAMAGES.

         Without limiting in any way any of the rights the Holder may otherwise have at law or in equity, for damages or otherwise, the Company hereby agrees to indemnify and hold harmless the Holder from and against any loss or expense that may be incurred or suffered by the Holder which arises from any of the following: (i) any registration statement under Paragraph 11(a) is not filed with the Commission on or before the time required in the Agreement and Paragraph 11(a); or (ii) the Company is not able for any reason within its control (A) to cause a registration statement under this Agreement and Paragraph 11(a) to be declared effective by the Commission within the time required by the Agreement and to remain effective until completion of the offering; or (B) to cause the securities to be qualified or registered for sale in all appropriate jurisdictions as provided in Paragraph 11(a) and to remain so qualified or registered thereafter during the applicable period under applicable law.

         20. NO INCONSISTENT AGREEMENTS.

         The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

         21. SEVERABILITY.

         In the event than any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         22. ENTIRE AGREEMENT.

         This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof.

         23. AMENDMENT.

         Any provision of this Warrant may be amended, waived or modified by a writing signed by the Company and the Holder.

         24. CONFIDENTIALITY.

         The parties hereto agree that the existence of this Warrant, and the terms hereof, shall be held in the strictest confidence and shall not be disclosed to any third party unless (a) such disclosure is required by law, or
(b) such disclosure is agreed upon in writing by the Holder and the Company.

                                    NEVADA MANHATTAN MINING INCORPORATED


                                    BY:  /s/  JEFFREY S. KRAMER
                                      -----------------------------------------
                                      JEFFREY S. KRAMER, SENIOR VICE PRESIDENT

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CANNOT BE SOLD OR TRANSFERRED, UNLESS AND UNTIL (i) THEY ARE SO REGISTERED OR, (ii) RULE 144, RULE 144A OR ANY SUCCESSOR RULE UNDER THE ACT PERMITS SUCH SALE OR TRANSFER, OR (iii) UNLESS SUCH REGISTRATION IS NOT THEN REQUIRED UNDER THE CIRCUMSTANCES OF SUCH EXERCISE, SALE OR TRANSFER UNDER ANY OTHER EXEMPTION UNDER THE ACT, PROVIDED THAT THE HOLDER OF THIS WARRANT OR SHARES OF COMMON STOCK ISSUABLE HEREUNDER DELIVERS TO THE COMPANY AN OPINION OF HOLDER'S COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.

                       WARRANT TO PURCHASE COMMON STOCK OF
                      NEVADA MANHATTAN MINING INCORPORATED

         THIS CERTIFIES that, for value received, Alan Zazoff, (herein called "Holder") is entitled to subscribe for and purchase from Nevada Manhattan Mining Incorporated (herein called the "Company") a corporation organized and existing under the laws of the State of Nevada, at the price of $6.75 per share, (the "Warrant Exercise Price") (subject to adjustment as set forth in paragraph 3 below) at any time up to and including July 1, 2002, 5,250 fully paid and nonassessable shares of the Company's Common Stock, no par value. This warrant is issued in accordance with the Subscription Agreement dated as of July 7, 1997 (the "Agreement") between the Company and Mendel Group, Inc., and is subject in all respects to the relevant provisions of the Agreement.

         This Warrant is subject to the following provisions, terms and conditions:

         1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

         The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part (but not as to a fractional share) at the principal office of the Company at 5038 Parkway Calabasas, Suite 100, Calabasas, California 91302 (or such office or agency of the Company as it may from time to time reasonably designate) at any time within the aforementioned period, and by payment to the Company by certified check or bank draft of the Warrant Exercise Price for such shares. The Holder may also exercise this Warrant in whole or in part in a "cashless" or "net-issue" exercise. In the latter event, the Holder will deliver this Warrant to the Company with a notice stating the number of shares to be delivered to the Holder and the number of shares with respect to which the Warrant is being surrendered in payment of the aggregate Warrant Exercise Price for the shares to be delivered to the Holder. For purposes of this provision, all shares as to which the Warrant is surrendered will be valued at the Current Market Price (as defined below). The notice accompanying the Warrant shall also set forth the number of shares remaining subject to the Warrant. As an example of the foregoing, if the Warrant Exercise Price is $5.00 per share, the Current market Price is $10.00 per share, and the Warrant were exercised for 1,000 shares, the Company would deliver 500 shares of the Company's Common Stock to the Holder and the Warrant would be surrendered for exercise with respect to the remaining 500 shares in payment of the $5,000 Aggregate Warrant Exercise Price. The Company shall not be obligated to issue fractional shares of Common Stock upon exercise of this Warrant but shall pay to the Holder an amount in cash equal to the Current Market Price per share multiplied by such fraction (rounded to the nearest cent). The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph and this paragraph 1, certificates for the shares of stock so purchased shall be delivered to the Holder within four business days after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant shall not then have been exercised or surrendered shall also be delivered to the Holder hereof within two business days.

         2.       SHARES TO BE FULLY PAID: RESERVATION OF SHARES.

                  The Company covenants and agrees:

                  (i) That all Common Stock which may be issued upon the exercise of the rights represented by this Warrant, will, upon issuance, be fully paid and nonassessable and free from all preemptive rights, and taxes, lien and charges with respect to the issuance thereof;

                  (ii) That during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issuance upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant;

                  (iii) That the Company will take all such action as may be necessary to assure that the Common Stock issuable upon the exercise hereof may be so issued without violation of any applicable law or regulation or of any requirements of any domestic securities exchange or market upon which any capital stock of the Company may be listed or traded;

                  (iv) That the Company will not take any action if the total number of shares of Common Stock issuable after such action and upon exercise of all warrants and other rights to purchase or acquire Common Stock, together with all shares of Common Stock then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Articles of Incorporation. In the event any stock or securities of the Company other than Common Stock are issuable upon the exercise hereof, the Company will take or refrain from taking any action referred to in clauses (i) through (iv) of this paragraph 2 as though such clauses applied to such other shares or securities then issuable upon the exercise hereof;

                  (v) The Company has all requisite corporate power and authority to execute and deliver this Warrant; the execution and delivery of this Warrant have been duly and validly authorized by the Company's Board of Directors and no other corporate proceedings on the part of the Company are necessary to authorize this Warrant; this Warrant has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                  (vi) No order, permit, consent, approval, license, authorization or validation of, and no registration or filing of notice with, any governmental entity is necessary to authorize or permit, or is required in connection with, the execution, delivery of performance of this Warrant or the consummation by the Company of the transactions contemplated hereby and;

                  (vii) Neither the execution, delivery nor compliance by the Company with any of the provisions hereof will (a) violate, conflict with or result in any breach of any provision of the Company's charter documents, (b) result in a violation or breach or termination of, or constitute a default under or conflict with any provision of, any note, bond, mortgage, indenture, license, lease, agreement or other instrument or obligation to which the Company is subject, or (c) violate any judgment, order, writ, injunction, decree, award, statute, rule or regulation to which the Company is subject.

         3. ADJUSTMENT OF SHARES ISSUABLE OR WARRANT EXERCISE

         The above provisions are subject to the following:

         If the Company shall pay a dividend or make a distribution in shares of its Common Stock, subdivide (split) its outstanding shares of Common Stock, combine (reverse split) its outstanding shares of Common Stock, issue by reclassification of its shares of Common Stock any shares or other securities of the Company, or distribute to holders of its Common Stock any securities or any assets of the Company or of another entity, the number of shares of Common Stock or other securities the Holder hereof is entitled to purchase pursuant to this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive upon exercise the number of shares of Common Stock or other securities or assets which such Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised in full immediately prior to the happening of such event, and the Warrant Exercise Price per share shall be correspondingly adjusted. The Warrant Exercise Price shall also be adjusted in accordance with the Special Instructions contained within the Subscription Agreements. An adjustment made pursuant to this Section 3 shall become effective immediately after the record date in the case of a stock dividend or other distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. The Holder of this Warrant shall be entitled to participate in any subscription or other rights offering made to holders of shares of Common Stock as if such Holder had purchased the full number of shares as to which this Warrant remains unexercised immediately prior to the record date for such subscription rights offering. If the Company is consolidated or merged with or into another corporation or entity or if all or substantially all of its assets are conveyed to another corporation or entity this Warrant shall thereafter be exercisable for the purchase of the kind and number of shares of stock or other securities or property, if any, receivable upon such consolidation, merger or conveyance by a Holder of the number of shares of Common Stock of the Company which could have been purchased on the exercise of this Warrant in full immediately prior to such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein (including provisions with respect to changes in and other adjustments of the number of shares of Common Stock the Holder of this Warrant is entitled to purchase) shall thereafter be applicable, as nearly as possible, in relation to any shares of Common Stock or other securities or other property thereafter deliverable upon the exercise of this Warrant.

         The Company shall not effect any such consolidation, merger or conveyance, unless upon or prior to the consummation thereof the successor corporation, or if the Company shall be the surviving corporation in any such transaction and is not the issuer of the shares of stock or other securities or property to be delivered to holders of shares of the Common Stock outstanding at the effective time thereof, then such issuer shall assume by written instrument the obligation to deliver to the Holder such shares of stock, securities, cash or other property as the Holder shall be entitled to purchase in accordance with the foregoing provisions.

         4. NOTICE OF ADJUSTMENT.

         Upon any adjustment of the number of shares of Common Stock issuable upon exercise of this Warrant or the Warrant Exercise Price, then and in each such case, the Company shall give written notice thereof by first class mail, postage prepaid, addressed to the Holder at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         5. OTHER NOTICES.

         In case at any time:

         1. The Company shall declare any cash dividend upon its Common Stock payable in stock or make any special dividend or other distribution (other than regular cash dividends) to the Holders of its Common Stock;

         2. The Company shall offer for subscription to the Holders of any of its Common Stock any additional shares of Common Stock of any class or other rights;

         3. There shall be any capital reorganization or reclassification of the capital stock of the Company or consolidation or merger of the Company with the sale of all or substantially all of its assets to another corporation or entity; or

         4. There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

         Then in any one or more of said cases the Company shall give by first class mail postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company and pursuant to Paragraph 17(i) at least 20 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, dissolution, liquidation or winding up and (ii) in the case of such reorganization or reclassification, consolidation, merger or sale, dissolution, liquidation or winding up, at least 20 days prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify in the case of any such dividend, distribution or subscription rights the date on which the holders of Common Stock shall be entitled thereto and a notice required by (ii) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, merger or sale, dissolution, liquidation or winding up as the case may be.

         6. ISSUE TAX.

         The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than of the Holder of the Warrant exercised.

         7. CLOSING OF BOOKS.

        The Company will at no time close its transfer books against the transfer of this Warrant or of any shares of Common Stock issued or issuable upon the exercise of this Warrant in any matter which interferes with a timely exercise of this Warrant. The Company will not, by any action, seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith seek to carry out all such terms and take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         8. NO VOTING RIGHTS.

        This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company.

         9. REGISTRATION AND TRANSFER OF SECURITIES; DEFINITIONS.

        "Holder" means Alan Zazoff and its successors, representatives and assigns. If there is more than one Holder at any time, each such Holder shall be entitled to the rights and privileges granted hereunder.

         "Company" means Nevada Manhattan Mining Incorporated and its successors and assigns.

        "Registration", "register" and like words mean compliance with all of the federal and state laws, rules, regulations and provisions of agreements and corporate documents pertaining to lawful and unconditional transfer of the securities by way of a public offering or distribution.

        "Security", or "securities" means the shares of stock of all classes, type and series, and all rights however evidenced or contained, to which the Holder shall be entitled upon the exercise of this Warrant.

         10. TRANSFERS.

        Prior to any transfer or attempted transfer of any securities (except a transfer by a Holder to an affiliate, subsidiary, employee or shareholder of the Holder), the Holder shall give written notice to the Company of such Holder's intention to effect such transfer. Holder will not transfer or dispose of this Warrant and will not sell or transfer any securities except pursuant to (i) an effective registration statement under the Act; (ii) Rule 144, Rule 144A or any successor rule under the Act permitting such sale or transfer; or (iii) any other exemption under the Act provided that the Holder delivers an opinion of Holder's counsel reasonably satisfactory to counsel to the Company that an exemption from registration under the Act is available. Each certificate evidencing the securities issued upon such transfer shall bear the restrictive legend set forth on the first page of this Warrant modified to delete references to the Warrant, if appropriate, unless in the reasonable opinion of Holder's counsel such legend is not required in order to insure compliance with the Act.

         11. REGISTRATION.

         (a) The Company shall comply with its obligation to register this Warrant and the Common Stock issuable upon exercise thereof as set forth in paragraph 1 of this Agreement;

         (b) Each time the Company shall propose the registration under the Act of any securities of the Company, the Company shall give written notice (the "Company Notice") of such proposed registration to the Holder. The Company will include in any such Registration Statement any securities (or portion thereof) of any Holder who 15 days after the mailing of a Company Notice shall request inclusion. Upon receipt of such notice (a "Holder Notice") from a Holder, the Company will (i) as expeditiously as possible but in any event within 60 days of any request hereunder file a Registration Statement on such form as the Company shall deem appropriate; (ii) cause such Registration Statement to be declared effective and keep it effective as long as required to allow the Holder to effect the disposition of the securities registered and thereafter as long as required by the Act; (iii) notify the Holder immediately after it shall receive notice thereof, of the time when such Registration Statement has become effective or any supplement to any prospectus forming a part of such Registration Statement has been filed; (iv) notify the Holder immediately of any request by the Securities and Exchange Commission (hereinafter referred to as the "Commission") for the amending or supplementing of such Registration Statement or prospectus; (v) prepare and immediately file with the Commission and immediately notify the Holder of the filing of such amendment or supplement to such Registration Statement or prospectus as may be necessary to correct any statement or omission, if at any time when a prospectus relating to the security is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; (vi) in case the Holder or any underwriter for the Holder is required to deliver a prospectus, at a time when the prospectus then in effect may no longer comply with the requirements of the Act, prepare promptly upon request of the Holder such amendment or amendments to such Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of
                  Section 10 of the Act; (vii) not file any amendment or supplement to the Registration Statement or prospectus to which the Holder shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (viii) advise the Holder immediately after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or of the initiation or threatening of any proceeding for that purpose and use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (ix) qualify the security for transfer under the securities laws of such states as may be designated by the Company; (x) furnish to the Holder as soon as available copies of any such Registration Statement and each preliminary or final prospectus, or supplement required to be prepared pursuant to this Paragraph 11, all in such quantities as the Holder may from time to time reasonably request; and (xi) make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Act, no later than 30 days after the end of any 12-month period commencing at the end of any fiscal quarter in which securities are sold to underwriters in an underwritten offering or if not sold to underwriters in an underwritten offering beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement. The Company shall have no obligation to register securities of a Holder if, at the time of such request the securities may be sold pursuant to Rule 144 under the Act.

        The Company will pay the costs and expenses incident to the performance of its obligations under this Paragraph 11, including the fees and expenses of its counsel, the fees and expenses of its accountants and all other costs and expenses incident to the preparations, printing and filing under the Act of any such Registration Statement, each prospectus and all amendments and supplements thereof, the costs incurred in connection with the qualification of the securities under the laws of various jurisdictions (including fees and disbursements of counsel to the Company), the cost of furnishing to the Holder copies of any such Registration Statement, each preliminary prospectus, the final prospectus and each amendment and supplement thereto, all expenses incident to delivery of the security to any underwriter or underwriters, but not any underwriting commissions or discounts charged to the Holder in connection with the registration of securities.

         12. INDEMNIFICATION.

         The Company will indemnify and hold harmless each Holder and any underwriter (as defined in the Act) for such Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Act against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which the Holder or underwriter or such controlling person may become subject, under the Act or otherwise, insofar as such loses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which the securities were registered under the Act, any preliminary prospectus or prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Holder, underwriter and each such controlling person for any legal or other expenses reasonably incurred by the Holder, underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, expense or liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, expense or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omissions made in conformity with written information furnished by the Holder or underwriter in writing specifically for use in the preparation thereof.

        Each Holder will indemnify and hold harmless the Company, each of its Directors, each of its Officers who have signed said Registration Statement, and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company, or any such Director, Officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue or alleged untrue statement of any material fact contained in said Registration Statement, said preliminary prospectus or prospectus, or amendment or amendments or supplements thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by the Holder for use in the preparation thereof; and will reimburse any legal or other expenses reasonably incurred by the Company or any such Director, Officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. It shall be a condition of the Company under Paragraphs 11 and 12 hereof that the Holder confirm to the Company in writing, prior to the effective date of any Registration Statement in which are included securities of such Holder, the agreement of such Holder as set forth in the previous sentence.

        Promptly after receipt by an indemnified party pursuant hereto of notice of any claim or the commencement of any action to which indemnity would apply, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party of such claim or action, but the omissions to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than hereunder. In case such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such person and not of the indemnifying party unless (a) the indemnifying party has agreed to pay such fees or expenses; (b) the indemnifying party shall have failed to assure the defense of such claim and employ counsel reasonably satisfactory to such indemnified party; or (c) in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claims (in which case, if the indemnified party notifies the indemnifying party in writing that such indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such indemnified party.)

         13. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT.

         The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of the shares of Common Stock issuable upon exercise of this Warrant contained herein shall survive the exercise of this Warrant.

         14. DESCRIPTIVE READINGS AND GOVERNING LAW.

         The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with the laws of the State of New York and the rights of the Holder shall be governed by the laws of such state.

         15. RULE 144.

         The Company covenants that it will file, on a timely basis, the reports required to be filed by it under the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell securities without registration under the Act within the limitation of the conditions provided by (a) Rule 144 and 144A under the Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of the Holder, the Company will deliver to such Holder a written statement verifying that it has complied with such information and requirements.

         16. ARBITRATION.

         Any controversies, claims or dispute arising out of or under this Warrant or the obligations of the parties hereunder shall be resolved by binding arbitration to be held in New York, New York, under the auspices and subject to the rules than pertaining of the American Arbitration Association. The provisions of the applicable Code of Civil Procedure of the State of New York shall be applicable to any arbitration proceeding conducted in accordance with the terms hereof. The arbitrators shall apply New York and federal law in such arbitration and shall have the power to grant injunctive relief. Any decision of the arbitrators shall be enforceable in any court of competent jurisdiction.

         17. NOTICES.

         All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, or delivered either by hand or by messenger, addressed: (a) if to the Company, to the principal offices of the Company in California to the attention of its president; (b) if to the Holder, to c/o Zazoff Associates, 116 Littleton Road, Parsippany, New Jersey 07054; or to such other address as the Holder shall have furnished to the

Company. All such notices or communications shall be deemed given when actually delivered by hand or messenger or, if mailed, three days after deposit in the U.S. Mail.

         18. SUCCESSORS AND ASSIGNS.

         All covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective successors and assigns.

         19. DAMAGES.

         Without limiting in any way any of the rights the Holder may otherwise have at law or in equity, for damages or otherwise, the Company hereby agrees to indemnify and hold harmless the Holder from and against any loss or expense that may be incurred or suffered by the Holder which arises from any of the following: (i) any registration statement under Paragraph 11(a) is not filed with the Commission on or before the time required in the Agreement and Paragraph 11(a); or (ii) the Company is not able for any reason within its control (A) to cause a registration statement under this Agreement and Paragraph 11(a) to be declared effective by the Commission within the time required by the Agreement and to remain effective until completion of the offering; or (B) to cause the securities to be qualified or registered for sale in all appropriate jurisdictions as provided in Paragraph 11(a) and to remain so qualified or registered thereafter during the applicable period under applicable law.

         20. NO INCONSISTENT AGREEMENTS.

         The Company has not previously entered into, and will not on or after the date of this Warrant enter into, any agreement with respect to its securities which is inconsistent with the terms of this Warrant, including any agreement which impairs or limits the rights granted to the Holder in this Warrant, or which otherwise conflicts with the provisions hereof or would preclude the Company from discharging its obligations hereunder.

         21. SEVERABILITY.

         In the event than any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         22. ENTIRE AGREEMENT.

         This Warrant constitutes the entire agreement of the parties with respect to the subject matter hereof.

         23. AMENDMENT.

         Any provision of this Warrant may be amended, waived or modified by a writing signed by the Company and the Holder.



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
         24. CONFIDENTIALITY.

         The parties hereto agree that the existence of this Warrant, and the terms hereof, shall be held in the strictest confidence and shall not be disclosed to any third party unless (a) such disclosure is required by law, or
(b) such disclosure is agreed upon in writing by the Holder and the Company.

                                    NEVADA MANHATTAN MINING INCORPORATED


                                    BY:  /s/  JEFFREY S. KRAMER
                                      -----------------------------------------
                                      JEFFREY S. KRAMER, SENIOR VICE PRESIDENT

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